Exhibit 10.7

INSTRUMENT OF TRANSFER

____________________________

TOTAL FAITH HOLDINGS LIMITED

全信控股有限公司*

________________________

I, HU Xinfu胡新福 （Transferor）

of Yingbin Road, Songmen Town, Whenling, Zhejiang, China 317511

in consideration of the sum of USD1.00

paid to me by (name in full) JIANG Guilan 江桂兰

(occupation) Merchant

of (full address) Southeast Industrial Zone, Songmen Town, Whenling, Zhejiang, China 317511

(hereinafter called “the said Transferee”), do hereby transfer to the said Transferee the

-1- shares numbered

standing in my name in the Register of TOTAL FATH HOLDINGS LIMITED全信控股有限

公司* to hold unto the said Transferee, her executors, administrators or assigns, subject to the conditions upon which I hold the same at the time of execution hereof. And I, the said Transferee, do hereby agree to take the said shares subject to the same conditions.

As witness our hands the                     day of

Signed by the Transferee in the	)
Presence of :	)
)
)
Name	)
Address	)	/s/ Xinfu Hu
	)	HU Xinfu 胡新福
Transferor

Signed by the Transferor in the	)
Presence of :	)
)
)
Name	)
Address	)	/s/ Guilan Jiang
	)	JIANG Guilan 江桂兰
Transferee

* For identification purpose only